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                                                                   EXHIBIT 10.32

                                SECOND AMENDMENT
                                       TO
                             SMARTFLEX SYSTEMS, INC.
                        1995 EMPLOYEE STOCK PURCHASE PLAN

                  WHEREAS, the Smartflex Systems, Inc. (the "Company") 1995 Employee Stock Purchase Plan, as amended, (the "Plan") provides that an employee is entitled to participate in the Plan only after becoming an Eligible Employee, and then generally only on the start date of the next offering period that follows the date such individual becomes an Eligible Employee;

                  WHEREAS, the Company desires to amend the Plan to provide that once an employee becomes an Eligible Employee, such individual shall be entitled to participate in the Plan for the then current offering period, provided there is at least one payroll occurring prior to the expiration of the offering period then in effect; and

                  WHEREAS, effective as of April 16, 1997, the Board of Directors of the Company approved an amendment to the Plan incorporating the aforementioned change and has authorized and directed the officers of the Company to amend the Plan to accommodate such change.

                  NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, effective as of April 16, 1997, as follows:

                  1. Section V.A.2. of the Plan shall be deleted in its entirety and replaced with the following new Section V.A.2.:

                                     "2. An individual who first becomes an
                  Eligible Employee after the start date of any offering period under the Plan may enter that offering period on the date in which he/she first becomes an Eligible Employee, provided there is at least one payroll occurring prior to the expiration of such offering period. Such date shall become such individual's Entry Date for that offering period, and on that date such individual shall be granted his/her purchase right for that offering period. Should such individual not enter the offering period in effect on the date he/she first becomes an Eligible Employee, then he/she may not subsequently join that particular offering period on any later date."

                  2. Except as amended hereby, the Plan shall remain in full force and effect.

                  Capitalized terms not defined herein shall be given the meaning ascribed them in the Plan.

                  The undersigned, as Secretary of the Company, hereby executes this amendment under authority granted by the Board of Directors of the Company.

Dated:  May 14, 1997


                                                     ---------------------------
                                                     Nick E. Yocca, Secretary